UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5245

DREYFUS STRATEGIC MUNICIPALS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Strategic
Municipals, Inc.

ANNUAL REPORT September 30, 2004

Dreyfus Strategic Municipals, Inc. Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.
THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW. Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Additional Information
33	Important Tax Information
34	Proxy Results
35	Board Members Information
37	Officers of the Fund
41	Officers and Directors
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Strategic Municipals, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Strategic Municipals, Inc. covers the 12-month period from October 1, 2003, through September 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

The U.S. economy has alternated between signs of strength and weakness, causing heightened volatility in the municipal bond market. Although the Federal Reserve Board (the “Fed”) raised short-term interest rates three times toward the end of the reporting period, bond prices generally have held up better than many analysts expected, as investors apparently have revised their economic expectations in response to the insurgency in Iraq, higher energy prices and some disappointing labor statistics.

The Fed’s move to a less accommodative monetary policy may be signaling the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation
October 15, 2004

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform?

For the 12-month period ended September 30, 2004, the fund achieved a total return of 7.98% .1 During the same period, the fund provided income dividends of $0.648 per share, which is equal to a distribution rate of 7.31% .2

Although investors’ concerns regarding potentially higher interest rates caused heightened market volatility during the reporting period, municipal bond prices ended the reporting period only slightly higher than where they began, as investors’ expectations of economic growth and inflation moderated and the fiscal condition of many states and municipalities improved. In this environment, the fund particularly benefited from strong income returns from its core holdings of seasoned municipal bonds.

What is the fund’s investment approach?

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, we have constructed the portfolio by seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies.When we believe an opportunity exists, we also may seek to upgrade the portfolio’s investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund’s performance?

When the reporting period began, municipal bond prices were recovering from the previous summer’s sharp declines, when signs of stronger economic growth fueled concerns among investors that the rate of inflation might accelerate. However, these concerns gradually moderated over time amid persistently weak labor markets, and municipal bond prices generally rallied through the first quarter of 2004.

In early April, however, evidence of stronger job growth and rising energy prices rekindled investors’ inflation-related concerns, causing municipal bond prices to fall sharply.To forestall potential inflationary pressures, the Federal Reserve Board raised its target for short-term interest rates three times between June and September, driving the overnight federal funds rate from 1% to 1.75% . However, investors’ inflation fears eased again, when new economic data released during the summer suggested that higher energy prices and the insurgency in Iraq were constraining economic growth.As a result, municipal bonds erased most of their previous losses.

Despite recent signs of potential economic weakness, better business conditions have benefited tax revenues for many states and municipalities, relieving some of the fiscal pressures that arose during the economic downturn. In addition, some states have bridged their budget gaps with higher taxes and fees. Consequently, the supply of newly issued municipal bonds fell compared to the same period one year earlier,help-ing to support bond prices and putting downward pressure on yields.

4

In this volatile market environment, the fund benefited from strong income contributions from its core holdings of seasoned bonds, most of which offered higher yields than were available during the reporting period. In addition, many of the fund’s lower-rated holdings — including tax-exempt bonds issued by corporations and bonds backed by the states’ settlement of litigation with U.S. tobacco companies — gained value as business conditions improved and “credit spreads” narrowed.

What is the fund’s current strategy?

Although we have continued to attempt to reduce the fund’s average duration in anticipation of further interest-rate increases, opportunities to do so without sacrificing income have been limited. However, as of the end of the reporting period, we were able to lower the fund’s average duration to about 5.4 years. We also have strived to manage risks by diversifying the fund’s assets more broadly among state issuers. During the reporting period, we reduced the fund’s relatively heavy exposure to Texas bonds and added to its relatively light holdings of bonds from New York and California. In our view, these are prudent strategies in today’s uncertain economic environment.

October 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

SELECTED INFORMATION

September 30, 2004 (Unaudited)

Market Price per share September 30, 2004	$8.86
Shares Outstanding September 30, 2004	60,588,631
New York Stock Exchange Ticker Symbol	LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended September 30, 2004

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2003	March 31, 2004	June 30, 2004	September 30, 2004

High	$9.90	$10.20	$9.54	$8.96
Low	9.30	9.51	7.86	8.22
Close	9.84	9.59	8.14	8.86

PERCENTAGE GAIN (LOSS) based on change in Market Price*
September 23, 1987 (commencement of operations)
through September 30, 2004	205.35%
October 1, 1994 through September 30, 2004	77.89
October 1, 1999 through September 30, 2004	57.27
October 1, 2003 through September 30, 2004	1.55
January 1, 2004 through September 30, 2004	(5.09)
April 1, 2004 through September 30, 2004	(4.25)
July 1, 2004 through September 30, 2004	10.75

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)	$9.32
September 30, 2003	9.14
December 31, 2003	9.25
March 31, 2004	9.35
June 30, 2004	8.85
September 30, 2004	9.18

PERCENTAGE GAIN based on change in Net Asset Value*
September 23, 1987 (commencement of operations)
through September 30, 2004		239.45%
October 1, 1994 through September 30, 2004		87.06
October 1, 1999 through September 30, 2004		38.53
October 1, 2003 through September 30, 2004		7.98
January 1, 2004 through September 30, 2004		4.62
April 1, 2004 through September 30, 2004		1.75
July 1, 2004 through September 30, 2004		5.54

* With dividends reinvested.

6

STATEMENT OF INVESTMENTS

September 30, 2004

	Principal
Long-Term Municipal Investments—149.4%	Amount ($)	Value ($)

Alabama—5.5%
Houston County Health Care Authority
6.25%, 10/1/2030 (Insured; AMBAC)	8,000,000	9,088,640
Jefferson County, Sewer Revenue:
5.25%, 2/1/2023 (Insured; FGIC)
(Prerefunded 8/1/2012)	5,000,000 [a]	5,666,350
5%, 2/1/2041 (Insured; FGIC)
(Prerefunded 8/1/2012)	2,385,000 [a]	2,648,066
5%, 2/1/2041 (Insured; FGIC)
(Prerefunded 8/1/2012)	11,750,000 [a]	13,114,527
Alaska—2.0%
Alaska Housing Finance Corp.
6%, 6/1/2049 (Insured; MBIA)	4,000,000	4,181,400
Anchorage, Wastewater Revenue
5.125%, 5/1/2034 (Insured; MBIA)	6,620,000	6,842,631
Arkansas—2.3%
Arkansas Development Finance Authority, SFMR
(Mortgage Backed Securities Program):
6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)	2,550,000	2,684,920
6.25%, 1/1/2032 (Guaranteed; GNMA)	3,835,000	4,022,340
Little Rock School District
5.25%, 2/1/2030 (Insured; FSA)	6,000,000	6,272,640
Arizona—5.3%
Maricopa Pollution Control Corp., PCR
(Public Service Co.) 5.75%, 11/1/2022	6,000,000	6,171,060
Pima County Industrial Development Authority,
Industrial Revenue (Tucson Electric
Power Co. Project) 6%, 9/1/2029	13,505,000	13,503,649
Scottsdale Industrial Development Authority, HR
(Scottsdale Healthcare) 5.80%, 12/1/2031	6,000,000	6,212,040
Tucson, Water System Revenue
5%, 7/1/2021 (Insured; FGIC)	3,500,000	3,682,245
California—14.0%
California Infrastructure and Economic Development
Bank, Revenue (Bay Area Toll Bridges)
5.25%, 7/1/2017 (Insured; FSA)	12,360,000	13,717,128
State of California:
9.003%, 12/1/2018 (Insured; FSA)	10,000,000 [b,c]	10,438,800
5.50%, 4/1/2028	4,000,000	4,269,840
Economic Recovery 5%, 7/1/2016	10,000,000	10,717,500

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
California Department of Water Resources,
Power Supply Revenue:
5.50%, 5/1/2013 (Insured; AMBAC)	11,080,000	12,647,488
5.125%, 5/1/2018 (Insured; FGIC)	6,000,000	6,517,020
Golden State Tobacco Securitization Corp., Tobacco
Settlement Revenue 7.80%, 6/1/2042	8,100,000	8,631,036
Los Angeles Unified School District
5.25%, 7/1/2020 (Insured; FSA)	7,200,000	7,878,168
Oakland 5%, 1/15/2026 (Insured; MBIA)	2,890,000	2,979,792
Colorado—3.5%
Denver City and County, Special Facilities Airport
Revenue (United Airlines Project)
6.875%, 10/1/2032	6,950,000 [d]	5,143,000
Northwest Parkway Public Highway Authority,
Revenue 7.125%, 6/15/2041	6,750,000	7,178,423
Silver Dollar Metropolitan District 7.05%, 12/1/2030	5,000,000	5,060,200
Southlands Metropolitan District Number 1
7.125%, 12/1/2034	2,000,000	1,997,260
Florida—2.7%
Florida Housing Finance Corp., Housing Revenue
(Nelson Park Apartments)
6.40%, 3/1/2040 (Insured; FSA)	12,380,000	13,127,257
Orange County Health Facility Authority, HR
(Regional Healthcare Systems) 6%, 10/1/2026	2,000,000	2,097,580
Georgia—1.7%
Brooks County Development Authority, Sewer Revenue
Health and Housing Facilities
5.70%, 1/20/2039 (Insured; GNMA)	4,445,000	4,742,770
Milledgeville-Baldwin County Development Authority,
Revenue (Georgia College & State Foundation):
6%, 9/1/2013	2,090,000	2,328,385
6%, 9/1/2033	2,000,000	2,120,320
Hawaii—.6%
Hawaii Department of Transportation, Special
Facility Revenue (Caterair International
Corp. Project) 10.125%, 12/1/2010	3,300,000	3,300,627
Idaho—.6%
Power County Industrial Development Corp, SWDR
(FMC Corp. Project) 6.45%, 8/1/2032	3,250,000	3,334,533

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Illinois—8.5%
Chicago:
6.125%, 1/1/2028 (Insured; FGIC)	15,815,000	18,160,997
(Wastewater Transmission Revenue)
6%, 1/1/2030 (Insured; MBIA)
(Prerefunded 1/1/2010)	3,000,000 [a]	3,481,320
Chicago-O’Hare International Airport, Special
Facility Revenue (United Airlines, Inc. Project)
6.75%, 11/1/2011	2,000,000 [d]	720,000
Illinois Educational Facilities Authority, Revenue
(University of Chicago)
5.125%, 7/1/2038 (Insured; MBIA)	7,000,000	7,113,680
Illinois Health Facilities Authority, Revenue:
(Advocate Network Health Care) 6.125%, 11/15/2022	4,020,000	4,454,482
(OSF Healthcare System) 6.25%, 11/15/2029	7,730,000	8,141,004
(Swedish American Hospital) 6.875%, 11/15/2030	4,985,000	5,491,226
Indiana—2.5%
Franklin Township Independent School Building Corp.,
First Mortgage 6.125%, 1/15/2022
(Prerefunded 7/15/2010)	6,500,000 [a]	7,696,910
Indiana Housing Finance Authority, SFMR
5.95%, 1/1/2029	1,690,000	1,739,737
Petersburg, PCR (Indiana Power and Light)
6.375%, 11/1/2029	4,150,000	4,328,740
Kansas—4.9%
Kansas Development Finance Authority, Revenue:
(Board of Regents-Scientific Resource)
5%, 10/1/2021 (Insured; AMBAC)	5,290,000	5,634,855
Health Facility (Sisters of Charity)
6.25%, 12/1/2028	3,000,000	3,394,110
Wyandotte County (Kansas University School
District No. 500) 5.25%, 9/1/2015 (Insured; FSA)	6,455,000	7,310,029
Wichita, HR (Christian Health System Inc.)
6.25%, 11/15/2024	10,000,000	10,869,600
Louisiana—.3%
Parish of Saint James, SWDR (Freeport-McMoRan
Partnership Project) 7.70%, 10/1/2022	1,390,000	1,392,266
Maine—.6%
Maine Housing Authority, Mortgage
5.30%, 11/15/2023	3,335,000	3,500,049

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Maryland—1.4%
Maryland Economic Development Corp., Student
Housing Revenue (University of Maryland):
6.50%, 6/1/2027	3,000,000		3,265,860
5.75%, 10/1/2033	4,500,000		4,649,985
Massachusetts—2.5%
Massachusetts Industrial Finance Agency, Revenue
(Ogden Haverhill Project) 5.60%, 12/1/2019	6,000,000		5,971,620
Massachusetts Health and Educational
Facilities Authority, Revenue:
(Civic Investments) 9%, 12/15/2015	2,000,000		2,315,300
(Partners Healthcare System) 5.75%, 7/1/2032	5,000,000		5,392,550
Michigan—4.7%
Michigan Hospital Finance Authority, HR:
(Ascension Health Credit)
6.125%, 11/15/2026 (Prerefunded 11/15/2009)	5,000,000	[a]	5,826,550
(Crittenton Hospital) 5.625%, 3/1/2027	1,200,000		1,248,876
(Genesys Health System Obligated Group)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	5,000,000	[a]	5,417,000
Michigan Strategic Fund:
RRR (Detroit Edison Co.) 5.25%, 12/15/2032	3,000,000		3,104,880
SWDR (Genesee Power Station Project)
7.50%, 1/1/2021	12,040,000		10,605,434
Minnesota—2.4%
Duluth Economic Development Authority, Health
Care Facilities Revenue (Saint Luke’s
Hospital) 7.25%, 6/15/2032	5,000,000		5,235,550
Saint Paul Port Authority, Hotel Facility Revenue
(Radisson Kellogg Project) 7.375%, 8/1/2029	3,000,000		3,043,980
Winona, Health Care Facilities Revenue
(Winona Health) 6%, 7/1/2026	5,000,000		5,148,200
Mississippi—3.4%
Claiborne County, PCR
(System Energy Resources, Inc.) 6.20%, 2/1/2026	4,545,000		4,545,455
Mississippi Business Finance Corp., PCR (System Energy
Resources Inc. Project) 5.875%, 4/1/2022	14,310,000		14,355,363
Missouri—2.9%
Missouri Development Finance Board, Infrastructure
Facilities Revenue (Branson):
5.375%, 12/1/2027	2,000,000		2,044,940
5.50%, 12/1/2032	4,500,000		4,614,165

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Missouri (continued)
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (Saint Anthony’s
Medical Center) 6.25%, 12/1/2030	6,750,000	7,146,293
Saint Louis Industrial Development Authority, Revenue
(Saint Louis Convention Center) 7.25%, 12/15/2035	3,375,000	2,558,925
Montana—.5%
Montana Board of Housing, Single Family Mortgage
6.45%, 6/1/2029	2,675,000	2,773,146
Nevada—2.5%
Washoe County (Reno-Sparks Convention Center)
6.40%, 7/1/2029 (Insured; FSA)
(Prerefunded 1/1/2010)	12,000,000 [a]	14,041,560
New Hampshire—2.7%
New Hampshire Business Finance Authority, PCR
(Public Service Co. of New Hampshire)
6%, 5/1/2021 (Insured; AMBAC)	7,000,000	7,754,040
New Hampshire Health and Educational Facilities
Authority, Revenue (Exeter Project):
6%, 10/1/2024	1,000,000	1,083,720
5.75%, 10/1/2031	1,000,000	1,047,010
New Hampshire Industrial Development Authority, PCR
(Connecticut Light and Power) 5.90%, 11/1/2016	5,000,000	5,141,250
New Jersey—7.0%
New Jersey Health Facilities Financing Authority, Revenue
(Christian Health Care Center) 8.75%, 7/1/2018
(Prerefunded 7/1/2006)	13,265,000 [a]	14,862,769
New Jersey Transportation Trust Fund Authority,
Transportation System 5.50%, 6/15/2017	9,000,000	10,057,590
New Jersey Turnpike Authority, Turnpike Revenue
5%, 1/1/2019 (Insured; FGIC)	5,000,000	5,375,450
Tobacco Settlement Financing Corp.:
6.75%, 6/1/2039	5,000,000	4,808,950
7%, 6/1/2041	4,000,000	3,939,760
New Mexico—1.7%
Farmington, PCR:
(El Paso Electric Co. Project)
6.375%, 6/1/2032	5,370,000	5,509,029
(Tucson Electric Power Co., San Juan)
6.95%, 10/1/2020	4,000,000	4,200,400

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York—11.8%
Long Island Power Authority, New York Electric
System Revenue 8.312%, 12/1/2016	10,000,000	[b,c]	11,663,000
City of New York:
5.75%, 8/1/2011 (Insured; MBIA)	8,465,000		9,778,853
5.75%, 8/1/2014	9,500,000		10,753,050
New York City Municipal Water Finance Authority, Water
and Sewer System Revenue 5.125%, 6/15/2032	5,000,000		5,110,600
Tobacco Settlement Financing Corp.:
5.50%, 6/1/2020	16,000,000		17,503,520
5.25%, 6/1/2021 (Insured; AMBAC)	5,000,000		5,383,550
Triborough Bridge and Tunnel Authority, Revenue
5.25%, 11/15/2030	5,220,000		5,456,362
North Carolina—1.0%
University of North Carolina, System Pool Revenue:
5%, 4/1/2014 (Insured; AMBAC)	2,430,000		2,692,853
5%, 4/1/2015 (Insured; AMBAC)	2,535,000		2,788,094
North Dakota—.6%
North Dakota Housing Finance Agency, Home Mortgage
Revenue (Housing Finance Program):
6.50%, 1/1/2031 (Prerefunded 10/1/2004)	1,115,000	[a]	1,115,134
6.15%, 7/1/2031	1,925,000		1,982,269
Ohio—5.8%
Cincinnati, Water System Revenue:
5%, 12/1/2021	3,800,000		3,969,404
5%, 12/1/2023	3,000,000		3,105,510
Cuyahoga County, Revenue 6%, 1/1/2032	750,000		807,255
Mahoning County, Hospital Facilities Revenue
(Forum Health Obligation Group) 6%, 11/15/2032	7,000,000		7,374,220
Ohio Air Quality Development Authority, PCR
(Cleveland Electric Illuminating)
6.10%, 8/1/2020 (Insured; ACA)	3,000,000		3,154,470
Ohio Municipal Electric Generation Agency
(Joint Venture 5) 5%, 2/15/2022 (Insured; AMBAC)	4,500,000		4,731,840
Ohio Water Development Authority, Pollution Control
Facilities Revenue (Cleveland Electric
Illuminating) 6.10%, 8/1/2020 (Insured; ACA)	4,350,000		4,573,982
Toledo Lucas County Port Authority, Airport Revenue
(Baxter Global Project) 6.25%, 11/1/2013	4,500,000		4,547,520
Oklahoma—2.4%
Oklahoma Industries Authority
(Health System Obligated Group) 5.75%, 8/15/2029	12,230,000		13,390,260

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Oregon—3.2%
Port of Portland, International Airport Revenue
(Portland International Airport)
5.50%, 7/1/2024 (Insured; AMBAC)	5,000,000	5,407,450
Tigard—Tualatin School District No. 23
5.375%, 6/15/2019 (Insured; MBIA)	3,000,000	3,342,450
Western Generation Agency, Cogeneration Project
Revenue (Wauna Cogeneration Project):
7.40%, 1/1/2016	5,750,000	5,857,353
7.125%, 1/1/2021	2,900,000	2,955,883
Pennsylvania—1.5%
Abington School District
5.125%, 10/1/2034 (Insured; FSA)	4,085,000	4,235,491
York County Hospital Authority, Revenue
(Health Center—Lutheran Social Services)
6.50%, 4/1/2022	4,250,000	4,244,262
South Carolina—5.2%
Greenville County School District , Installment Purchase
Revenue (Building Equity Sooner for Tomorrow):
5.875%, 12/1/2016	6,000,000	6,798,060
5.50%, 12/1/2028	16,125,000	16,902,870
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	5,000,000	5,409,650
Tennessee—3.8%
Johnson City Health and Educational Facilities
Board, HR 7.50%, 7/1/2025	5,000,000	5,886,300
Memphis Center City Revenue Finance Corp.,
Tennessee Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	10,000,000	10,043,400
Tennessee Housing Development Agency
(Homeownership Program) 6.40%, 7/1/2031	5,115,000	5,355,968
Texas—10.9%
Austin Convention Enterprises Inc., Convention Center
Hotel Revenue:
5.75%, 1/1/2016	5,600,000	5,639,144
6.70%, 1/1/2028	4,000,000	4,244,120
5.75%, 1/1/2032	6,500,000	6,537,245
Harris County Health Facilities Development Corp., HR
(Memorial Hermann Hospital System Project)
6.375%, 6/1/2029	8,500,000	9,312,515
Houston Airport System, Special Facilities Revenue
(Continental Airlines) 7%, 7/1/2029	3,800,000	3,104,828

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Sabine River Authority, PCR (TXU Electric Co. Project)
6.45%, 6/1/2021	11,300,000	12,126,821
Sam Rayburn Municipal Power Agency, Power Supply
System Revenue 5.75%, 10/1/2021	6,000,000	6,520,380
Texas Department of Housing and
Community Affairs, Collateralized Home
Mortgage Revenue 11.995%, 7/2/2024	2,000,000 [b]	2,053,000
Texas Turnpike Authority, Central Texas Turnpike
System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)	7,100,000	7,892,360
Tyler Health Facilities Development Corp., HR
(East Texas Medical Center Regional Health Care
System Project) 6.75%, 11/1/2025	3,000,000	3,007,830
Utah—.7%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	4,027,000	3,927,412
Vermont—.5%
Vermont Housing Finance Agency, Single Family Housing
6.40%, 11/1/2030 (Insured; FSA)	2,740,000	2,750,275
Virginia—2.1%
Greater Richmond Convention Center Authority, Hotel
Tax Revenue (Convention Center Expansion Project)
6.25%, 6/15/2032	10,500,000	11,706,975
Washington—3.3%
Energy Northwest, Wind Project Revenue
5.875%, 7/1/2020	3,000,000	3,233,700
Public Utility District No. 1 of Pend Orielle County,
Electric Revenue 6.375%, 1/1/2015	3,755,000	3,914,512
Seattle, Water System Revenue
6%, 7/1/2029 (Insured; FGIC)	10,000,000	11,167,700
West Virginia—3.1%
Braxton County, SWDR (Weyerhaeuser Co. Project)
6.125%, 4/1/2026	14,000,000	14,535,080
West Virginia Water Development Authority, Water
Development Revenue 6.375%, 7/1/2039	2,250,000	2,568,577

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Wisconsin—5.4%
Badger Tobacco Asset Securitization Corp., Tobacco
Settlement Revenue 7%, 6/1/2028	22,995,000	23,066,054
Madison, IDR (Madison Gas & Electric Co.)
5.875%, 10/1/2034	2,390,000	2,523,482
Wisconsin Health and Educational Facilities Authority,
Health, Hospital and Nursing Home Revenue
(Aurora Health Care Inc.) 6.40%, 4/15/2033	4,000,000	4,236,200
U. S. Related—1.4%
Guam Housing Corp., SFMR
5.75%, 9/1/2031 (Collateralized; FHLMC)	965,000	1,060,004
Puerto Rico Highway and Transportation Authority,
Transportation Revenue 6%, 7/1/2039
(Prerefunded 7/1/2010)	6,000,000 [a]	6,993,060

Total Investments (cost $787,036,809)	149.4%	831,274,397
Cash and Receivables (Net)	1.8%	9,960,660
Preferred Stock, at redemption value	(51.2%)	(285,000,000)
Net Assets applicable to Common Shareholders	100.0%	556,235,057

The Fund 15

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AMBAC	American Municipal Bond		Association
	Assurance Corporation	HR	Hospital Revenue
FGIC	Financial Guaranty Insurance	IDR	Industrial Development Revenue
	Company	MBIA	Municipal Bond Investors Assurance
FHLMC	Federal Home Loan Mortgage		Insurance Corporation
	Corporation	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage	RRR	Resources Recovery Revenue
	Association	SFMR	Single Family Mortgage Revenue
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	37.5
AA	Aa	AA	15.0
A	A	A	16.3
BBB	Baa	BBB	17.0
BB	Ba	BB	4.4
B	B	B	.7
Not Rated [e]	Not Rated [e]	Not Rated [e]	9.1
			100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used
	to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined
	to be liquid by the Board of Directors.At September 30, 2004, these securities amounted to $22,101,800 or 4.0%
	of net assets applicable to Common Shareholders.
[d]	Non-income producing security; interest payments in default.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	787,036,809	831,274,397
Interest receivable		14,212,820
Receivable for investment securities sold		105,391
Prepaid expenses		126,855
		845,719,463

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		551,533
Cash overdraft due to Custodian		2,616,498
Payable for investment securities purchased		885,950
Dividends payable to preferred shareholders		227,811
Commissions payable		17,500
Administrative service fees		775
Accrued expenses		184,339
		4,484,406

Auction Preferred Stock, Series M,T, W, Th, and F
par value $.001 per share (11,400 shares
issued and outstanding at $25,000 per share
liquidation preference)—Note 1		285,000,000

Net Assets applicable to Common Shareolders ($)		556,235,057

Composition of Net Assets ($):
Common Stock, par value $.001 per share
(60,588,631 shares issued and outstanding)		60,589
Paid-in capital		571,304,839
Accumulated undistributed investment income—net		856,307
Accumulated net realized gain (loss) on investments		(60,224,266)
Accumulated net unrealized appreciation
(depreciation) on investments		44,237,588

Net Assets applicable to Common Shareholders ($)		556,235,057

Shares Outstanding
(500 million shares authorized)		60,588,631
Net Asset Value per share of Common Stock ($)		9.18

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended September 30, 2004

Investment Income ($):
Interest Income	45,973,948
Expenses:
Management fee—Note 3(a)	6,270,514
Commission fee—Note 1	755,478
Shareholder servicing costs	143,450
Custodian fees—Note 3(b)	138,359
Shareholders’ reports	77,549
Directors’ fees and expenses—Note 3(c)	58,739
Professional fees	41,656
Registration fees	40,758
Miscellaneous	59,382
Total Expenses	7,585,885
Investment Income—Net	38,388,063

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,656,398)
Net unrealized appreciation (depreciation) on investments	10,859,866
Net Realized and Unrealized Gain (Loss) on Investments	7,203,468
Dividends on Preferred Stock	(3,752,228)
Net Increase in Net Assets Resulting from Operations	41,839,303

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2004	2003

Operations ($):
Investment income—net	38,388,063	42,654,878
Net realized gain (loss) on investments	(3,656,398)	(27,557,602)
Net unrealized appreciation
(depreciation) on investments	10,859,866	18,445,537
Dividends on Preferred Stock	(3,752,228)	(4,235,015)
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,839,303	29,307,798

Dividends to Common Shareholders from ($):
Investment income—net	(39,179,128)	(42,956,922)

Capital Stock Transactions ($):
Dividends reinvested	3,898,829	8,567,990
Total Increase (Decrease) in Net Assets	6,559,004	(5,081,134)

Net Assets ($):
Beginning of Period	549,676,053	554,757,187
End of Period	556,235,057	549,676,053
Undistributed investment income—net	856,307	5,444,760

Capital Share Transactions (Shares):
Shares issued for dividends reinvested	419,905	934,039

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s common stock.

		Year Ended September 30,

	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	9.14	9.37	9.66	9.38	9.41
Investment Operations:
Investment income—net	.63[b]	.71[b]	.81[b]	.82	.71
Net realized and unrealized
gain (loss) on investments	.12	(.15)	(.35)	.18	.02
Dividends on Preferred Stock
from net investment income	(.06)	(.07)	(.08)	(.16)	(.13)
Total from Investment Operations	.69	.49	.38	.84	.60
Distributions to Common Shareholders:
Dividends from investment income—net	(.65)	(.72)	(.67)	(.56)	(.55)
Dividends from net realized
gain on investments	—	—	—	—	(.02)
Total Distributions
to Common Shareholders	(.65)	(.72)	(.67)	(.56)	(.57)
Capital Stock transactions, net of effect
of Preferred Stock offering	—	—	—	—	(.06)
Net asset value, end of period	9.18	9.14	9.37	9.66	9.38
Market value, end of period	8.86	9.38	10.11	9.69	8 9/16

Total Return (%) [c]	1.55	.33	11.89	20.22	14.76

20

		Year Ended September 30,

	2004	2003	2002 [a]	2001	2000

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock	1.38[d,e]	1.40[d,e]	1.38[d,e]	1.39[d,e]	1.25[d,e]
Ratio of net investment income
to average net assets applicable
to Common Stock	6.97[d,e]	7.86[d,e]	8.61[d,e]	8.49[d,e]	7.91[d,e]
Portfolio Turnover Rate	27.31	54.79	36.81	10.07	19.03
Asset coverage of Preferred Stock,
end of period ($ x 1,000)	295	293	294	299	295

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	556,235	549,676	554,757	565,725	548,939
Preferred Stock outstanding,
end of period ($ x 1,000)	285,000	285,000	285,000	285,000	285,000

[a]	As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended September 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 8.58% to 8.61%. Per share data and ratios/supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Calculated based on market value.
[d]	Does not reflect the effect of dividends to Preferred Stockholders.
[e]	The ratio of expenses to total average net assets, inclusive of the outstanding auction preferred stock, and the ratio of net investment income to total average net assets were .91 % and 4.59%, respectively, for the year ended September
30, 2004, .92% and 5.15%, respectively, for the year ended September 30, 2003, .91% and 5.69%, respectively, for the year ended September 30, 2002, .92% and 5.65%, respectively, for the year ended September 30, 2001 and
.92% and 5.79%, respectively, for the year ended September 30, 2000.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F for a total of 11,400 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Pringle and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 29, 2004, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on October 27, 2004 to Common Shareholders of record as of the close of business on October 13, 2004.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series Th and T. The dividend rate for Series M will be in effect until November 8, 2004.The dividend rate for Series W will be in effect until December 1, 2004. The dividend rate for Series F will be in effect until February 13, 2005.The dividend rates in effect at September 30, 2004 were as follows: Series M-1.40%, SeriesT-1.53%, SeriesW-1.34%, SeriesTH-1.45% and Series F-1.64% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $1,426,232, accumulated capital losses $57,745,853 and unrealized

24

appreciation $44,250,521. In addition, the fund had $2,370,742 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2004. If not applied, $9,836,505 of the carryover expires in fiscal 2009, $76,128 expires in fiscal 2010, $20,575,114 expires in fiscal 2011 and $27,258,106 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2004 and September 30, 2003, respectively, were as follows: tax exempt income $42,931,356 and $47,191,937.

During the period ended September 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $45,157, decreased accumulated net realized gain (loss) on investments by $210 and increased paid-in capital by $45,367. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2004, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average weekly net assets, inclusive of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

outstanding auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average value of the fund’s net assets. During the period ended September 30, 2004, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2004, $138,359 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $516,205 and custodian fees $35,328.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2004, amounted to $245,658,488 and $222,990,738, respectively.

At September 30, 2004, the cost of investments for federal income tax purpose was $787,023,876; accordingly, accumulated net unrealized appreciation on investments was $44,250,521, consisting of $47,282,325 gross unrealized appreciation and $3,031,804 gross unrealized depreciation.

26

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13,2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 11, 2004
28

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of New York, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder’s name and address as they appear on the Agent’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary

The Fund 29

ADDITIONAL INFORMATION (Unaudited) (continued)

cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days’ written notice to Plan participants.

Managed Dividend Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out

30

such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

For the period ended September 30, 2004, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund. In addition, as of November 2001, W. Michael Petty assumed primary responsibility for the day-to-day management of the fund’s portfolio.

The Fund 31

ADDITIONAL INFORMATION (Unaudited) (continued)

Certifications

The fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 21, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Fund 33

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class on the following proposal presented at the annual shareholders’ meeting held on May 14, 2004.

		Shares

	For		Authority Withheld

To elect three Class I Directors: †
Hodding Carter III	52,974,103		998,678
Joseph S. DiMartino	53,022,012		950,769
Richard C. Leone	53,077,148		895,633

† The terms of these Class I Directors expire in 2007.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (1989)
Current term expires in 2006
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
William Hodding Carter III (69)
Board Member (1988)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)
Other Board Memberships and Affiliations:
• Independent Sector, Director
• The Century Foundation, Director
• The Enterprise Corporation of the Delta, Director
• Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (64)
Board Member (1994)
Current term expires in 2005
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
• Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (64)
Board Member (1989)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (66)
Board Member (1989)
Current term expires in 2006
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Multi-Strategy Fund LLC
Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Pringle (41)
Board Member (1995)
Current term expires in 2005
Principal Occupation During Past 5 Years:
• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza-
tion that is leading the movement to connect America’s young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (67)
Board Member (1989)
Current term expires in 2006
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11
———————
The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York,
NewYork 10166.

36

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	MARK N. JACOBS, Vice President since
March 2000.	March 2000.
Chairman of the Board, Chief Executive	Executive Vice President, Secretary and
Officer and Chief Operating Officer of the	General Counsel of the Manager, and an
Manager, and an officer of 97 investment	officer of 98 investment companies (comprised
companies (comprised of 190 portfolios)	of 206 portfolios) managed by the Manager.
managed by the Manager. Mr. Canter also is a	He is 58 years old and has been an employee
Board member and, where applicable, an	of the Manager since June 1977.

Executive Committee Member of the other	JOHN B. HAMMALIAN, Secretary since
investment management subsidiaries of Mellon	March 2000.
Financial Corporation, each of which is an
affiliate of the Manager. He is 59 years old and	Associate General Counsel of the Manager,
has been an employee of the Manager since	and an officer of 37 investment companies
May 1995.	(comprised of 46 portfolios) managed by the
Manager. He is 41 years old and has been an
STEPHEN R. BYERS, Executive Vice	employee of the Manager since February 1991.
President since November 2002.
STEVEN F. NEWMAN, Assistant Secretary
Chief Investment Officer,Vice Chairman and a	since March 2000.
director of the Manager, and an officer of 97
investment companies (comprised of 190	Associate General Counsel and Assistant
portfolios) managed by the Manager. Mr. Byers	Secretary of the Manager, and an officer of 98
also is an officer, director or an Executive	investment companies (comprised of 206
Committee Member of certain other	portfolios) managed by the Manager. He is 55
investment management subsidiaries of Mellon	years old and has been an employee of the
Financial Corporation, each of which is an	Manager since July 1980.
affiliate of the Manager. He is 51 years old and	MICHAEL A. ROSENBERG, Assistant
has been an employee of the Manager since	Secretary since March 2000.
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital	Associate General Counsel of the Manager,
Markets, Chief Financial Officer and Treasurer	and an officer of 95 investment companies
at Gruntal & Co., L.L.C.	(comprised of 199 portfolios) managed by the
Manager. He is 44 years old and has been an
A. PAUL DISDIER, Executive Vice	employee of the Manager since October 1991.
President since March 2000.
Executive Vice President of the Fund, Director
of Dreyfus Municipal Securities, and an officer
of 3 other investment companies (comprised of
3 portfolios) managed by the Manager. He is
49 years old and has been an employee of the
Manager since February 1988.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since	JOSEPH W. CONNOLLY, Chief Compliance
November 2001.	Officer since October 2004.
Director – Mutual Fund Accounting of the	Chief Compliance Officer of the Manager and
Manager, and an officer of 98 investment	The Dreyfus Family of Funds (98 investment
companies (comprised of 206 portfolios)	companies, comprising 206 portfolios). From
managed by the Manager. He is 46 years old	November 2001 through March 2004, Mr.
and has been an employee of the Manager	Connolly was first Vice-President, Mutual
since April 1985.	Fund Servicing for Mellon Global Securities

GREGORY S. GRUBER, Assistant	Services. In that capacity, Mr. Connolly was
Treasurer since March 2000.	responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Municipal Bond	services to third-party mutual fund clients. Mr.
Funds of the Manager, and an officer of 30	Connolly has served in various capacities with
investment companies (comprised of 59	the Manager since 1980, including manager of
portfolios) managed by the Manager. He is 45	the firm’s Fund Accounting Department from
years old and has been an employee of the	1997 through October 2001. Mr. Connolly is
Manager since August 1981.	47 years old.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 98 investment companies
(comprised of 206 portfolios) managed by the
Manager. He is 50 years old and has been an
employee of the Manager since June 1993.

38

OFFICERS AND DIRECTORS
D rey f u s S t ra te g i c M u n i c i p a l s ,	I n c .

200 Park Avenue
New York, NY 10166

Directors	Portfolio Managers (continued)
Joseph S. DiMartino	Joseph A. Irace
David W. Burke	Colleen A. Meehan
William Hodding Carter, III	W. Michael Petty
Ehud Houminer	Scott Sprauer
Richard C. Leone	Bill Vasiliou
Hans C. Mautner	James Welch
Robin A. Pringle*	Monica S.Wieboldt
John E. Zuccotti*	Investment Adviser
* Auction Preferred Stock Directors
The Dreyfus Corporation

Officers	Custodian
President
Stephen E. Canter	Boston Safe Deposit
Vice President	and Trust Company
Mark N. Jacobs	Counsel
Executive Vice Presidents
Stephen Byers	Stroock & Stroock & Lavan LLP
A. Paul Disdier	Transfer Agent,
Secretary	Dividend Disbursing Agent
John B. Hammalian
Assistant Secretaries	and Registrar
Steven F. Newman	The Bank of New York (Common Stock)
Michael A. Rosenberg	Deutsche Bank Trust Company America
Treasurer	(Auction Preferred Stock)
James Windels
Assistant Treasurers	Auction Agent
Gregory S. Gruber	Deutsche Bank Trust Company America
Kenneth J. Sandgren
(Auction Preferred Stock)
Chief Compliance Officer
Joseph W. Connolly	Stock Exchange Listing

Portfolio Managers:	NYSE Symbol: LEO
Joseph P. Darcy	Initial SEC Effective Date
A. Paul Disdier	9/23/87
Douglas J. Gaylor

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 41

For More Information

Dreyfus Strategic Municipals, Inc.	Transfer Agent &
200 Park Avenue	Dividend Disbursing Agent
New York, NY 10166	and Registrar
(Common Stock)
Manager
The Bank of New York
The Dreyfus Corporation	101 Barclay Street
200 Park Avenue	New York, NY 10286
New York, NY 10166

Custodian
Boston Safe Deposit and
Trust Company
One Boston Place
Boston, MA 02108

Beginning with the fund’s fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,200 in 2003 and $31,710 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 12,500 in 2003 and $ 20,500 in 2004. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

(ii) Agreed upon procedures in calculating compliance by the fund with the provisions of the Fund’s Articles Supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 85,000 in 2003 and $ 218,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $ 1,371 in 2003 and $ 2, 610 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ 0 in 2003 and $ 0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $_ 0 _ in 2003 and $_ 0 _in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $_ 0 in 2003 and $ 0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $ 158,125 in 2003 and $ 790,824 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: David W. Burke, Hodding Carter III, Joseph S. DiMartino, Ehud Houminer, Richard Leone, Hans Mautner, Robin Pringle and John E. Zuccotti.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS STRATEGIC MUNICIPALS, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 30, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 30, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)